Exhibit 10.17

STOCK PURCHASE AGREEMENT

By and among

DISTRESSED ASSET ACQUISITIONS INC.

as the Buyer,

URBAN AGRICULTURAL CORP

as the,

Seller

As of

March 31, 2012

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STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this "Agreement"), dated as of March 31, 2012, is entered into by and among Urban Agricultural Corp "UAC" (the "Corporation" or the "Seller"), a Delaware corporation (the "Corporation") and Distressed Asset Acquisitions Inc. , a Georgia corporation (the "Buyer").

W I T N E S S E T H:

WHEREAS, the Seller owns Stock of Urban Agricultural Corporation, a Delaware corporation; and

WHEREAS, the Seller wishes to sell and the Buyer wishes to purchase 100% of the outstanding stock on the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Sale and Purchase of the stock.

(a) Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as hereinafter defined), the Seller shall sell, transfer and deliver to the Buyer the STOCK as set forth in the Bill of Sale attached hereto as Exhibit A owned by it, and the Buyer shall purchase from the Seller the STOCK. All of which shall be transferred to the Buyer free and clear of all liens, mortgages, deeds of trust, security interests, pledges, charges, encumbrances, liabilities and claims of every kind, except those contemplated by the terms of this Agreement or arising under applicable federal and state securities laws.

(b) Seller is selling and Buyer is purchasing and shall acquire any right, title, or interest of Seller in or to 100% of the STOCK of the Corporation.

(c) Assumption of Liabilities. It is understood and agreed by the parties hereto that the STOCK will be sold, conveyed, transferred and assigned to the Buyer at the Closing free and clear of all liens, charges and encumbrances whatsoever, and it is further understood and agreed by the parties hereto that the Buyer assumes, accepts and undertakes any and all obligations, commitments, duties, debts or liabilities of any kind pursuant to this Agreement.

Section 2. Closing.

The closing of the sale and purchase of the Stock provided for in Section 1 of this Agreement (the "Closing") shall take place at the offices of Lang Legal LLC, Atlanta, Georgia , at such date and time as may be agreed to by the parties. The deliveries to be made by each of the parties at the Closing are specified in Sections 12 and 13 below.

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Section 3. Purchase Price.

In consideration for Seller's sale of the STOCK to the Buyer, the Seller will receive $100.00 and the assumption of liabilities as expressed in the Balance Sheet (exhibit B) which shall be referred to herein as the "Purchase Price."

Free Representations and Warranties of the Seller. The representations and warranties of the Seller to the Buyer are as set forth in this Section 4.

(a) Seller hereby represents and warrants to the Buyer as of the date hereof and against as of the Closing Date, as follows:

(i) Organization; Good Standing. The Corporation is a corporation duly organized, validly existing and in good standing with the laws of the State of Delaware.

(ii) Ownership of STOCK. Seller is the owner, beneficially and of record, of the STOCK set forth on the Bill of Sale attached hereto as EXHIBIT A. The STOCK is not pledged, mortgaged or otherwise encumbered in any way and there is no lien, mortgage, charge, claim, liability, security interest or encumbrance of any nature against the STOCK. At the Closing, the Seller shall have good and marketable title to the Seller's STOCK and full right to transfer title to such STOCK, subject to any restrictions imposed by state or federal securities laws, free and clear of all liens, mortgages, charges, liabilities, claims, security interests or encumbrances of every type whatsoever. The sale, conveyance, transfer and delivery of the STOCK by the Seller to the Buyer pursuant to this Agreement, against payment therefor in accordance with the terms hereof, will transfer full legal and equitable right, title and interest in the STOCK to the Buyer, free and clear of all liens, mortgages, charges, claims, liabilities, security interests and encumbrances of any nature whatsoever other than as contemplated by this Agreement (Exhibit B) and the other agreements and instruments to be entered into in connection with the transactions contemplated hereby (the "Other Agreements").

(iii) Capacity. Seller has full capacity to enter into and perform its respective obligations under this Agreement and all Other Agreements to which it is a party, and to consummate such transactions. No consent of any other persons other than the Corporation is required to be obtained by Seller as a condition to its ability to consummate such transactions. This Agreement and each of the Other Agreements to which Seller is a party have been duly executed and delivered by Seller. This Agreement and each of the Other Agreements to which Seller is a party constitute the legal, valid and binding obligation of Seller enforceable against Seller in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights generally or by general equitable principles.

(iv) Legal Proceedings

(A) The Seller is not a party to any pending litigation, arbitration, administrative proceeding or to any investigation related to the business of the Corporation other than the investigation by the U.S. Securities and Exchange Commission ("SEC") publicly disclosed by the Seller, and no such litigation, arbitration, administrative proceeding or investigation other than that of the SEC that, if adversely decided, would result in a material adverse change in the STOCK.

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(B) The Seller has received no written notice of any claim (whether on whatever theory) relating directly or indirectly to the STOCK asserting that the Corporation is liable for an alleged deficiency in such product or services that, if adversely decided, would result in a material adverse change in the STOCK.

(C) The Corporation is under no obligation with respect to the return of goods in the possession of customers except for those occurring in the ordinary course of business, which are not in the aggregate material to the Corporation's business, or against which the Corporation has established a reserve on its financial statements.

(v) Encumbrances. There are no liens, mortgages, deeds of trust, claims, charges, security interests or other encumbrances or liabilities of any type whatsoever to which any of the STOCK are subject, except for those (A) arising in the ordinary course of business or by operation of law, and/or (B) which do not materially interfere with the ownership or operation of the STOCK.

(vi) Intellectual Property. Seller is entitled to dispose of all right, title, and interest in and to its intellectual property free and clear of all Liens other than as set forth on Schedule A attached hereto, No intellectual property is now threatened with claims or litigation with respect to any of the STOCK. To the best of the Seller's knowledge, none of the intellectual property infringes or has been alleged to infringe upon intellectual property of any third party.

(vii) Material Contracts.

(A) No agreement, contract, commitment, obligation or undertaking listed on the Schedules hereto which the Incorporated is a party or by which it or any of its properties is bound, contains any provision, the performance of which materially adversely affects the STOCK, following the date hereof.

(viii) Default; Violations or Restrictions. The execution, delivery and performance of this Agreement by the Corporation, and the consummation of any of the transactions contemplated hereby or thereby will not (or with the giving of notice or the lapse of time or both would) (A) result in the breach of any term or provision of the Certificate of Incorporation or By-laws of the Corporation; or (B) violate any provision of or result in the breach of, or constitute a default under any law, order, writ, injunction, decree, statute, rule or regulation of any court, governmental agency or arbitration tribunal applicable to the Corporation (other than such violations, breaches or defaults that would not result in a material adverse effect on the Corporation); or (C) violate any provision of or result in the breach of, modification of, acceleration of the maturity of obligations under, or constitute a default, or give rise to any right of termination, cancellation, acceleration or otherwise be in conflict with or result in a loss of material contractual benefits to the Corporation under any of the terms, conditions or provisions of any contract, lease, note, bond, mortgage, deed of trust, indenture, license, security agreement, agreement or other instrument or obligation to which the Corporation is a party or by which it is bound (other than such violations, breaches, modifications, defaults or conflicts that would not result in a material adverse effect on the Corporation); or (D) require any consent, approval or notice under any law, rule or decree, document or instrument (other than where the failure to obtain such consent or approval, or give such notice, would not result in a material adverse effect on the Corporation); or (E) result in the creation or imposition of any lien, claim, restriction, charge or encumbrance upon the Corporation's STOCK (other than such liens, claims, restrictions, charges or encumbrances that would not, in the aggregate, have a material adverse effect on the Corporation).

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(ix) Court Orders and Decrees. Except as set forth in the Corporation's Periodic Reports filed with the Securities and Exchange Commission, the Corporation has not received written or oral notice that there is outstanding, pending, or threatened any order, writ, injunction or decree of any court, governmental agency or arbitration tribunal against the Corporation or involving the Stock or any of the Corporation's material STOCK.

(x) Rights of Third Parties. The Corporation has not entered into any material leases, licenses, easements or other agreements, recorded or unrecorded, granting rights to third parties in the STOCK of the Corporation, and no person has any right to possession, use or occupancy of any of the property of the Corporation.

(xi) Brokers and Finders.

No Person has been authorized by Seller, or by anyone acting on behalf of Seller, or any of its officers, directors, employees or trustees, to act as a broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement in such a manner as to give rise to any valid claim against Buyer or Seller for any broker's or finder's fee or commission or similar type of compensation (excluding broker's commissions for the sale of the Brands).

(xii) Accuracy.

No representation, warranty, covenant or statement by the Seller in this Agreement, including any Schedules and Exhibits attached hereto and the certificates furnished or to be furnished to the Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein in light of the circumstances under which they were made, not false or materially misleading.

Section 4. Representations and Warranties of the Buyer. Buyer warrants and represents to the Seller as of the Closing Date as set forth in this Section 5. As used herein, "best knowledge- or "to the best knowledge" shall mean information actually known by the relevant party or what should be known to such party after due inquiry or in the exercise of reasonable care in the performance of the duties of his office.

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(a) Capacity; No Conflict. The Buyer and has full right, power and capacity to execute, deliver and perform its obligations under this Agreement and the Other Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Other Agreements does not, and the consummation of the transactions contemplated by this Agreement and the other Agreements will not (i) violate, conflict with or constitute a breach of or default under any term or provision of the Certificate of Incorporation or By-laws of the Buyer, (ii) violate, conflict with or constitute a breach of any law, order. writ, injunction, decree, statute, rule or regulation of any court, governmental agency or arbitration tribunal known by the Buyer to be applicable to it, (iii) any violate any provision of or result in the breach of, modification of, acceleration of the maturity of obligations under, or constitute a default, or give rise to any right of termination, cancellation, acceleration or otherwise be in conflict with or result in a loss of material contractual benefits to the Buyer under any of the terms, conditions or provisions of any contract, lease, note, bond, indenture, instrument, mortgage, deed of trust, license, security agreement or other agreement, obligation or instrument to which the Buyer is a party or by which it is bound, (iv) require any consent, approval or notice under any law, rule or decree, document or instrument (other than where the failure to obtain such consent or approval, or give such notice, would not result in a material adverse effect on the Buyer); or (v) result in the creation or imposition of any lien, claim, restriction, charge or encumbrance upon the Buyer or any of its STOCK, other than with respect to clauses (ii), (iii) or (iv) of this Section 5(a), such violations, conflicts, breaches, modifications or defaults, or such liens, claims, restrictions, charges or encumbrances that would not result in a material adverse effect on the financial condition of the Buyer or on its ability to enter into and perform its obligations hereunder and under the Other Agreements.

(b) Organization. The Buyer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the power and authority to carry on its business as now conducted and to own, lease or operate the properties and STOCK now used by it in connection therewith. The Buyer is duly qualified and in good standing to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties make such qualification necessary.

(c) Consents and Approvals. No governmental license, permit or authorization, and no registration or filing with any court, governmental authority or regulatory agency, and no consent, authorization or approval of, or notice to, any other third party, is required to be obtained by the Buyer as a condition to or in connection with its execution, delivery or performance of this Agreement and the Other Agreements or the consummation of the transactions contemplated hereby or thereby.

(d) Binding Obligation. This Agreement and each of the Other Agreements has been duly executed and delivered by the Buyer and constitutes the legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with their respective terms, except to the extent that such enforceability may be limited by general principles of equity or bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally. All action of the Board of Directors of the Buyer and all other corporate action necessary to authorize the execution, delivery and performance of this Agreement and the Other Agreements, and the consummation of the transactions contemplated hereby and thereby, has been duly and validly taken.

(e) Brokers; Finders. No agent, broker, investment banker, person or firm acting on behalf of the Buyer or any firm or Incorporated affiliated with the Buyer or under the authority of the Buyer is or will be entitled to any brokers' or finders' fee or any other commission or similar fee in connection with any of the transactions contemplated hereby.

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(f) Accuracy. No representation, warranty, covenant or statement by the Buyer in this Agreement, including any Schedules and Exhibits attached hereto and the certificates furnished or to be furnished to the Seller pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein in light of the circumstances under which they were made, not false or materially misleading.

(g) No Legal or Tax Advice. The Buyer is not relying on any legal or tax advice from the Seller in connection with the transactions contemplated by this Agreement or the Other Agreements.

Section 5. Survival of Representations and Warranties; Indemnification.

(a) Indemnification by the Seller. The Seller hereby agrees to indemnify, defend and hold harmless the Buyer and their respective affiliates, and the officers, directors, employees, contractors, agents, representatives of each of them, from and against all liabilities, losses, costs or damages whatsoever (including expenses and reasonable fees of legal counsel) ("Losses") arising out of or relating to any claims, demands, actions, lawsuits or proceedings relating to the STOCK ("Claims").

(b) Defense of Claims.

(i) Whenever any Claim shall be made that alleges a Loss for which indemnification would be payable hereunder, the party entitled to indemnification (the "Indemnitee") shall notify the indemnifying party (the "Indemnitor") in writing within 30 days after the Indemnitee has actual knowledge of such Claim (the "Notice of Claim"). The Notice of Claim shall specify all facts known to the Indemnitee giving rise to such Claim and a detailed breakdown of the amount or an estimate of the amount of the Loss arising therefrom.

(ii) If the facts giving rise to any such Claim shall involve any actual, threatened or possible claim or demand by any person against the Indemnitee, the Indemnitor shall be entitled (without prejudice to the right of the Indemnitee to participate at its expense through co-counsel of its own choosing) to contest or defend such Claim at its expense and through counsel of its own choosing if it gives written notice of its intention to do so to the Indemnitee within 10 days after receipt of the Notice of Claim; provided that Indemnitor diligently prosecutes or defends such Claim.

Section 6. Confidentiality. From and after the date of this Agreement, each party hereto and their representatives shall maintain the confidentiality of all documents and information of a confidential nature received from any other party hereto in the course of their negotiations and due diligence review and will in no event use any confidential information for any purpose other than for the evaluation of the transactions contemplated herein and in the event of termination of this Agreement will destroy all copies of documentation which each party may have delivered to the other party and will not use any confidential information for their own benefit; provided, that either party may disclose such information to its affiliates and professional advisors in connection with the negotiation and performance of this Agreement.

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Section 7. The Corporation's Covenants Prior to Close. The Corporation hereby covenants that, except as otherwise consented to in writing by Buyer, from and after the date hereof until the Closing or the earlier termination of this Agreement:

(a) Conduct of Business.

(A) The Corporation shall:

(i) carry on the Corporation's business (the "Business") in the ordinary course and in the same manner as heretofore conducted, in consultation with Buyer, not carry on any activity relating to the Business other than normal day-to-day activities, and shall not take any action or fail to take any action, with respect to the Business, if such action or failure thereof could reasonably be expected to have a material adverse effect on the STOCK ("Material Adverse Effect"). "Material Adverse Effect" shall mean, with respect to the STOCK, any material adverse effect or material adverse change in the financial condition, operations or results of operations of the Business, with respect to the STOCK, or on the ability of Seller to consummate the transactions contemplated hereby;

(ii) not acquire, license, encumber, assign or dispose of any of the STOCK;

(iii) not enter into, amend or cancel any Material Contract or Permit necessary for the STOCK;

(iv) not do anything which constitutes a breach of the employer-employee

(v) not perform any act or omission which would reduce the value of the STOCK;

(vi) not fail to maintain the books, accounts and records with respect to the STOCK on a basis consistent with past practice;

(vii) maintain and keep the STOCK in the condition in which they are as at the date hereof subject to fair wear and tear in the ordinary course of business;

(viii) retain all agreed operating personnel of the Corporation;

(ix) not amend the Corporation's certificate or articles of incorporation or by-laws (or other comparable corporate charter documents) or take any corporate action with respect to any such amendment or any reorganization, liquidation or dissolution of any such entity;

(x) not authorize, issue, sell or otherwise dispose of any shares of, or any option, right or warrant to purchase with respect to, capital Stock of the Corporation;

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(xi) not declare, set aside or pay any dividend or other distribution in respect of the capital Stock of the Corporation;

(xii) not incur any obligation or liability (absolute or contingent), except current liabilities incurred and obligations under contract entered into in the ordinary course of business;

(xiii) not make capital expenditures or commitments for additions to property, plant or equipment constituting capital STOCK in an aggregate amount exceeding $10,000;

(xiv) not make any material change in the STOCK, in the way in which the Corporation is engaged;

(xv) not materially change its cash management practices (including, without limitation, the timing of collection of receivables and payment of payables and other current liabilities);

(xvi) not enter into any merger, acquisition, joint venture or partnership;

(xvii) not waive any rights of material value;

(xviii) not commit or enter into any agreement to do or engage in any of the foregoing.

(B) Seller shall use commercially reasonable efforts consistent with past practice to preserve the Business and continue business relationships with suppliers, customers and others having business relations with Seller in connection with the operation of the Business.

(b) Cooperation. The Corporation shall use its best efforts to cause the transactions contemplated by this Agreement to be consummated as promptly as practicable in accordance with the terms and conditions hereof.

(c) Notification. The Corporation shall immediately notify Buyer after it becomes aware of any such event, of (i) the occurrence of any event which has or could reasonably be expected to have a Material Adverse Effect, (ii) the receipt by the Corporation of any offer to purchase the STOCK or other inquiry regarding the purchase of the STOCK, and (iii) the discovery by the Corporation, or the occurrence of any event the result of which is, that one or more of the representations and warranties of Seller set forth in this Agreement is or shall become false or otherwise misleading, in which case (and if the Buyer shall become aware of a breach by Seller of one or more of his representations and warranties other than following notification by the Seller) the Buyer shall have the option to terminate this Agreement or to proceed to the Closing hereunder but in either case without prejudice to its rights hereunder including, but not limited to, the right to bring an action under the representations and warranties or indemnities set out herein.

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(d) Buyer's Access to Premises and Information. Seller hereby acknowledges that Buyer may continue its due diligence investigation through and until the Closing. Seller shall cooperate with such reasonable investigation. Prior to the Closing, Buyer shall have (i) reasonable access to the books and records of the Corporation upon prior written notice and at a mutually agreed upon location, and (ii) access to the facilities of the Business during normal business hours. Seller shall furnish or cause to be furnished to the Buyer all data and information concerning the Business that may reasonably be requested and that is reasonably available, including any applications or statements to be made to any governmental authority in connection with the transactions contemplated by this Agreement. Further, Seller shall assist Buyer in contacting and communicating with the employees, customers and vendors of the Corporation having dealings with respect to the STOCK. Buyer agrees that all contacts with the customers and suppliers having dealings with respect to the STOCK shall be subject to Seller's prior approval which shall not unreasonably be withheld or delayed.

Section 8. Conditions Precedent to the Obligation of the Buyer to Close. The obligation of the Buyer to complete this transaction shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

(a) There shall not have been any breach of the representations, warranties, covenants and agreements of the Seller contained in this Agreement or the Schedules and Exhibits hereto, and all such representations and warranties shall be true at all times on and before the Closing as if given at such times, except to the extent that any such representation or warranty is expressly stated to be true as of some other time.

(b) The Seller shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing Date. All documents and instruments required in connection with this Agreement shall be reasonably satisfactory in form and substance to the Buyer.

(c) There shall have been no material adverse change in the condition (financial or otherwise), business, STOCK, liabilities, properties, results of operations or earnings of the Seller with respect to the STOCK.

(d) There shall be no outstanding actions or threats of action by any party that may materially adversely effect the condition (financial or otherwise), of the STOCK.

(e) The Buyer shall have received from the Seller, original copies of this Agreement and each of the Other Agreements, validly executed and delivered by the Seller.

(f) The Seller shall have performed and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing Date. All documents and instruments required in connection with this Agreement shall be reasonably satisfactory in form and substance to the Buyer.

(g) There shall be no outstanding actions or threats of action by any party that may materially adversely effect the condition (financial or otherwise), of the STOCK except as previously disclosed by the Seller.

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 Section 9. Conditions Precedent to the Obligations of Seller and the Corporation to Close. The obligations of the Seller to complete this transaction shall be subject to the fulfillment at or prior to the Closing Date of the following conditions:

(a) There shall not have been any breach of the representations, warranties, covenants and agreements of the Buyer contained in this Agreement, and all such representations and warranties shall be true at all times at and before the Closing, except to the extent that any such representation or warranty is expressly stated to be true as of some other time.

(b) The Buyer shall have performed and complied with all agreements and conditions required by this Agreement to be performed or complied with by them. All documents and instruments required in connection with this Agreement shall be reasonably satisfactory in form and substance to the Seller.

(c) The Seller shall have received a certificate dated the Closing Date and signed by the Buyer, certifying that the conditions specified in Sections 10(a) and 10(b) above have been fulfilled.

(d) The Seller shall have received from the Buyer original copies of this Agreement and each of the Other Agreements, validly executed and delivered by the Seller.

Section 10. Termination. This Agreement may be terminated at any time prior to the Closing Date:

(a) By mutual written consent of the Seller and the Buyer properly authorized (where applicable) by their respective Boards of Directors;

(b) By the Buyer, if the Seller has materially breached any of his representations, warranties or covenants under this Agreement;

(c) By the Seller, if the Buyer has materially breached any of its representations, warranties or covenants under this Agreement;

Section 11. The Buyer's Obligations at Closing.

At the Closing, in addition to fulfilling the conditions to closing appearing in Section 10 of this Agreement, the Buyer shall deliver:

(i) to Seller, the Purchase Price, as set forth in Section 3(a);

Section 12. The Sellers' Obligations at Closing. At the Closing, in addition to fulfilling the conditions to Closing appearing in Section 9 herein:

(i) the Seller shall deliver to the Buyer the build of materials and all schematics for the as set forth in Exhibit A — The Bill of Sale attached hereto.

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Section 13. Subsequent Events.

(a) The Seller agrees to work with the Buyer over the next 15 days post closing to transfer all source code to the STOCK being purchased.

Section 14. Parties in Interest. This Agreement shall be binding upon and shall inure to the benefit of the parties and their successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or to give any person, firm, or Incorporated other than the parties hereto any rights or remedies under or by reason hereof.

Section 15. Entire Agreement. This Agreement, including the Schedules and Exhibits hereto, and together with the Other Agreements, contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, supersedes all prior and contemporaneous agreements, arrangements and understandings, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof. All references herein to this Agreement shall specifically include, inlncorporatedorate and refer to the Schedules and Exhibits attached hereto which are hereby made a part hereof. There are no representations, promises, warranties, covenants, undertakings or assurances (express or implied) other than those expressly set forth or provided for herein and in the other documents referred to herein. This Agreement may not be modified or amended orally, but only by a writing signed by all the parties hereto.

Section 16. Governing Law. This Agreement and all rights and obligations hereunder shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, applicable to agreements made and to be performed wholly within said State, without regard to the conflicts of laws principles of such State.

Section 17. Expenses. The Buyer and the Seller shall each pay their own expenses incidental to the preparation of this Agreement, the carrying out of the provisions of this Agreement and the consummation of the transactions contemplated hereby.

Section 18. Arbitration. If a dispute between the parties cannot be resolved by informal meetings and discussions, the dispute shall be settled by binding arbitration, and a corresponding judgment may be entered in a court of competent jurisdiction. Arbitration of any dispute may be initiated by one party by sending a written demand for arbitration to the other party, which demand will preclude any party hereto from initiating an action in any court. This demand will specify the matter in dispute and request the appointment of an arbitration panel. The arbitration panel will consist of one arbitrator named by Buyer, one arbitrator named by Seller and a third arbitrator named by the two arbitrators so chosen. The arbitration hearing will be conducted in accordance with the procedural rules set forth in the commercial arbitration rules of the American Arbitration Association. The situs of the arbitration will be Boston, Massachusetts. The arbitrators shall not be empowered to award punitive or exemplary damages to either party.

Section 19. Consent to Jurisdiction; Waiver of Jury Trial. In the event that litigation of a dispute is initiated by either of the parties hereto, each of the parties hereto (i) consents to submit itself to the personal jurisdiction of the Courts of the Commonwealth of Massachusetts or the United States District Court for the District of Boston to the extent that such court would have subject matter jurisdiction with respect to such dispute; (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court; (iii) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than such courts; (iv) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to a party at its address set forth in Section 22 or at such other address of which a party shall have been notified pursuant thereto; (v) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law; and (vi) waives the right to a jury trial.

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Section 20. Severability. If any part of this Agreement is held to be unenforceable or invalid under, or in conflict with, the applicable law of any jurisdiction, the unenforceable, invalid or conflicting part shall, to the extent permitted by applicable law, be narrowed or replaced, to the extent possible, with a judicial construction in such jurisdiction that effectuates the intent of the parties regarding this Agreement and such unenforceable, invalid or conflicting part. To the extent permitted by applicable law, notwithstanding the unenforceability, invalidity or conflict with applicable law of any part of this Agreement, the remaining parts shall be valid, enforceable and binding on the parties.

Section 21. Notices.

(a) All notices, requests, consents and demands by the parties hereunder shall be delivered by hand, by recognized national overnight courier or by deposit in the United States mail, postage prepaid, by registered or certified mail, return receipt requested, addressed to the party to be notified at the addresses set forth below:

(i)	(a)	if to the Incorporated to:
Urban Agricultural Corp.
Attention: Billy Ray
Telecopier No.: __________________________

with a copy to:
Attention:
Telecopier No.:

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(ii)	if to the Buyer to:
Distressed Asset Acquisitions Inc.
Richard A. Boyle

with a copy to:
Attention: Telecopier No.:

(b) Notices given by mail shall be deemed effective on the earlier of the date shown on the proof of receipt of such mail or. unless the recipient proves that the notice was received later or not received, three (3) days after the date of mailing thereof Other notices shall be deemed given on the date of receipt. Any party hereto may change the address specified herein by written notice to the other parties hereto.

Section 22. Non-Waivers. Neither any failure nor any delay on the part of any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver of any right, power or privilege of such party, unless such waiver is made by a writing executed by the party and delivered to the other parties hereto; nor shall a single or partial exercise of any right, power or privilege preclude any other or further exercise of any other right, power or privilege accorded to any party hereto.

Section 23. Assignment. This Agreement may not be assigned by any party without the prior written consent of the other parties.

Section 24. Miscellaneous.

(a) Further Assurances: Each of the parties hereto shall use its best efforts to take or cause to be taken, and to cooperate with the other party hereto to the extent necessary with respect to, all action, and to do, or cause to be done, consistent with applicable law, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, the Seller and Buyer shall cooperate with and provide assistance to the other in connection with the preparation and filing of all federal, state, local and foreign income tax returns which relate to the Incorporated and relate to pre-Closing periods but which are not required to be filed until after the Closing, and shall also cooperate with and provide assistance to the other or the Corporation with respect to any audit of any tax returns filed prior to, or that related to periods ending prior to, the Closing.

(b) Headings. The headings contained herein are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(c) Counterparts. This Agreement may be executed and delivered in multiple counterpart copies. each of which shall be an original and all of which shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

SELLER:

Urban Agricultural Corp

By:	/s/ Billy Ray
Name:	Billy Ray
Title:	CEO

BUYER:

By:
Name:
Title:	Chief Executive Officer

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

SELLER:
Urban Ag. Corp

By:
Name:	Billy Ray
Title:	CEO

BUYER:

By:	/s/ Richard A. Boyle
Name:	Richard A. Boyle
Title:	CEO

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SCHEDULE A

Liens and Licenses

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EXHIBIT A

BILL OF SALE

This Bill of Sale ("Bill of Sale") is entered into as of May, 2010, between Urban Agricultural Corp, a Delaware corporation (the "Conveyor") whose address is Danvers, Massachusetts and ., a Delaware corporation (the "Conveyee"), whose address is , pursuant to the terms of that certain Stock Purchase Agreement dated as of March , 2012 between Conveyor and Conveyee (the "SPA").

NOW, THEREFORE, for good and valuable consideration, the receipt, adequacy, and legal sufficiency of which are hereby acknowledged, and as contemplated by Section 3 of the SPA, Conveyor and Conveyee agree as follows:

1. Conveyance and Transfer of Stock. Conveyor hereby sells, transfers, assigns, conveys, grants and delivers to Conveyee and its successors and assigns forever, effective as of the Closing Date, all of Conveyor's right, title and interest in 100% of the STOCK free and clear of all Liens, claims, Encumbrances and security interests, as set forth and defined in Schedule A attached hereto.

2. Further Actions. Conveyor hereby covenants that it is the lawful owner of the STOCK described herein, that it has good right and lawful authority to sell same, that the STOCK are free from all Liens and Encumbrances. Conveyor covenants and agrees to warrant and defend the sale, transfer, assignment, conveyance, grant and delivery of title to the STOCK hereby made against all persons whomsoever, to take all steps reasonably necessary to establish the record of Conveyee's title to the STOCK and, at the request of Conveyee, to execute and deliver further instruments of transfer and assignment and take such other action as Conveyee may reasonably request to more effectively transfer and assign to and vest in Conveyee each item of the STOCK.

THE STOCK ARE BEING SOLD ON AN "AS IS, WHERE IS" CONDITION. ACCORDINGLY, EXCEPT AS MAY BE SPECIFICALLY SET FORTH HEREIN OR AS WARRANTED IN THE SPA, CONVEYOR MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND OR NATURE, EXPRESS OR IMPLIED, AS TO ANY MATTER, INCLUDING, WITHOUT LIMITATION, THE CONDITION OF THE STOCK, THEIR MERCHANTABILITY OR THEIR FITNESS FOR ANY PARTICULAR PURPOSE. CONVEYOR SHALL IN NO EVENT BE LIABLE TO CONVEYEE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, OR PUNITIVE DAMAGES CAUSED, DIRECTLY OR INDIRECTLY, BY THE STOCK OR ANY INADEQUACY THEREOF FOR ANY PURPOSE, OR ANY DEFICIENCY OR DEFECT THEREIN, OR THE USE OR MAINTENANCE THEREOF, OR ANY REPAIRS, SERVICING OR ADJUSTMENTS THERETO.

3. Power of Attorney. Without limiting Section 2 hereof, Conveyor hereby constitutes and appoints Conveyee the true and lawful agent and attorney in fact of Conveyor, with full power of substitution and resubstitution, in whole or in part, in the name and stead of Conveyor but on behalf and for the benefit of Conveyee and its successors and assigns, from time to time:

(a)	to demand, receive and collect any and all of the STOCK and to give receipts and releases for and with respect to the same, or any part thereof;
(b)	to institute and prosecute, in the name of Conveyor or otherwise, any and all proceedings at law, in equity or otherwise, that Conveyee or its successors and assigns may deem proper in order to collect or reduce to possession any of the STOCK and in order to collect or enforce any claim or right of any kind hereby assigned or transferred, or intended so to be; and
(c)	to do all things legally permissible, required or reasonably deemed by Conveyee to be required to recover and collect the STOCK and to use Conveyor's name in such manner as Conveyee may reasonably deem necessary for the collection and recovery of same.

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Conveyor hereby declares that the foregoing powers are coupled with an interest and are and shall be irrevocable by Conveyor.

4. Capitalized Terms. Capitalized terms used but not defined herein shall have the meanings for such terms that are set forth in the SPA.

5. Successors and Assigns. This Bill of Sale will be binding upon Conveyor's successors and will inure to the benefit of Conveyee's successors and assigns.

6. Terms of the Plan of Reorganization. The terms of the SPA, including, but not limited to, Conveyor's representations, warranties, covenants, agreements and indemnities relating to the STOCK, are incorporated herein by this reference. Conveyor acknowledges and agrees that the representations, warranties, covenants, agreements and indemnities contained in the SPA shall not be superseded hereby but shall remain in full force and effect to the full extent provided therein. In the event of any conflict or inconsistency between the terms of the SPA and the terms hereof, the terms of the SPA shall govern.

7. Binding Effect; Governing Law. This Bill of Sale shall be binding on and inure to the benefit of and be enforceable by Conveyor and Conveyee and their respective successors and assigns. This Bill of Sale shall be governed, construed, and enforced in accordance with the laws of the State of Delaware without regard to the choice of law principles thereof.

8. Counterparts. This Bill of Sale may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

[Signature Page Follows]

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